Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patricia Posner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Satya Worldwide, Inc. on Form 10-Q for the period ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Satya Worldwide, Inc.

Date:  November 13, 2014

By: /s/   Patricia Posner
               Patricia Posner
               President, Chief Executive Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to Satya Worldwide, Inc. and will be retained by Satya Worldwide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.